EXHIBIT 32

                CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND
                CHIEF FINANCIAL OFFICER PURSUANT TO 18 U.S.C.
                SECTION 1350, AS ADOPTED PURSUANT TO SECTION
                   906 OF THE SARBANES-OXLEY ACT OF 2002


     I, Jeremy Feakins, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of CRSI Group, Inc. (the "Company") on Form 10-KSB for the fiscal year ended May 31, 2005 fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in such Annual Report on Form 10-KSB fairly presents in all material respects the financial condition and results of operations of the Company.


May 26, 2006                            By: /s/ Jeremy Feakins
                                        ---------------------------
                                        Jeremy Feakins
                                        Chief Executive Officer and
                                         Chief Financial Officer


This certification accompanies the Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed filed by the Company for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.